United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. held its Annual Meeting of Stockholders on June 11, 2012.  Of the 32,852,521 shares of common stock outstanding as of the record date of the Annual Meeting, 24,110,104 shares, or 73.4% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Three proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Director.  Peter Friedli was elected to serve as a member of the board of directors for a term expiring at the Annual Meeting of Stockholders to be held in 2015 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter Friedli	20,658,057	157,343	3,294,704

The term of office of each of Felix Gutzwiller, Jay M. Moyes, Gregory H. Barnhill and C. Randal Mills continued following the meeting.

Approve the Amendment to our Amended and Restated 2006 Omnibus Plan. The stockholders voted to approve the proposal presented by the board of directors to amend our Amended and Restated 2006 Omnibus Plan to increase the aggregate number of shares of common stock that may be issued at any time pursuant to awards granted thereunder from 1,950,000 to 2,250,000 shares, and to extend the termination date, after which awards may no longer be granted thereunder, from May 27, 2020 to June 11, 2022, and re-approval of the Amended and Restated 2006 Omnibus Plan, including for purposes of Section 162(m) of the Internal Revenue Code, as follows:

FOR	20,747,222
AGAINST	62,478
ABSTAIN	5,700
Broker Non-Votes	3,294,704

Ratify Independent Registered Public Accountants.  The appointment of Grant Thornton LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2012 was ratified, as follows:

FOR	23,958,244
AGAINST	144,251
ABSTAIN	7,609

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: June 13, 2012	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary

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